UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                October 16, 2003

                         WASHINGTON TRUST BANCORP, INC.
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)


         Rhode Island                       0-13091                 05-0404671
 ---------------------------------   -----------------------   -----------------
(State or Other Jurisdiction              (Commission            (IRS Employer
         of Incorporation)                File Number)       Identification No.)


                  23 Broad Street, Westerly, Rhode Island 02891
          ------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (401) 348-1200

            Former name or address, if changed from last report: N/A



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Item 7.  Financial Statements and Exhibits
------------------------------------------

(c)      Exhibit

Exhibit No.                Exhibit
99.1                       Press Release dated October 16, 2003

Item 12. Results of Operations and Financial Condition
------------------------------------------------------

On October 16, 2003, Washington Trust Bancorp, Inc. issued a press release in which it disclosed unaudited financial information related to third quarter consolidated earnings. A copy of the press release relating to such announcement, dated October 16, 2003, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                  EXHIBIT INDEX
Exhibit No.                Exhibit
99.1                       Press Release dated October 16, 2003

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        WASHINGTON TRUST BANCORP, INC.


Date:  October 16, 2003                 By:   John C. Warren
-----------------------                 ------------------------------------
                                        John C. Warren
                                        Chairman and Chief Executive Officer